UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2026 (March 31, 2026)

Vivos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39796	81-3224056
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(866) 908-4867

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VVOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2026, Vivos Therapeutics, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “PIPE SPA”) with V-Co Investors 3 LLC, a Wyoming limited liability company (“V-Co 3”). V-Co 3 is an affiliate of New Seneca Partners Inc., a Michigan corporation (“Seneca”), a leading independent private equity firm and an existing sponsor of significant private investment in the Company.

Pursuant to the PIPE SPA, the Company sold to V-Co 3 in a private placement offering (the “PIPE Offering”): (i) 1,353,625 shares (the “PIPE Shares”) of Common Stock, (ii) a pre-funded warrant to purchase 429,957 shares of Common Stock (the “Pre-Funded Warrant”, with the shares of Common Stock underlying the Pre-Funded Warrant being referred to as the “PFW Shares”), (iii) a Series A Common Stock Purchase Warrant (the “Series A Warrant”) to purchase up to 1,783,582 shares of Common Stock and (iv) a Series B Common Stock Purchase Warrant to purchase up to 1,783,582 shares of Common Stock (the “Series B Warrant”, and together with the Series A Warrant, the “Common Stock Purchase Warrants”, and together with the Pre-Funded Warrant, the “Warrants”, and with the shares of Common Stock underlying the Common Stock Purchase Warrants being referred to as the “Warrant Shares”).

V-Co 3 paid a purchase price of $1.34 for each PIPE Share and Pre-Funded Warrant Share and associated Common Stock Purchase Warrants, with such price being established for purposes of compliance with the listing rules of the Nasdaq Stock Market LLC. The PIPE Offering closed on March 31, 2026. The Company received $850,000 in cash proceeds upon the closing of the PIPE Offering. Additionally, $1,400,000 previously funded by V-Co 3 under a previously reported bridge promissory note entered into by the Company and V-Co 3 on January 15, 2026 (the “Bridge Note”) automatically converted into the PIPE Offering. The gross proceeds funded under the Bridge Note exclude an original issue discount of $140,000 paid by the Company in connection with previous funding under the Bridge Note. The Company intends to use the net proceeds from the PIPE Offering for general working capital purposes. No placement agent was used in connection with the PIPE Offering.

Both Common Stock Purchase Warrants have an exercise price of $1.09 per share and became exercisable immediately as of the date of issuance. The Common Stock Purchase Warrants are identical to each other, other than their dates of expiration (the Series A Warrant has a term of two years and the Series B Warrant has a term of five years). The Pre-Funded Warrant has a term ending on the complete exercise of the Pre-Funded Warrant, an exercise price of $0.0001 per share and became exercisable immediately as of the date of issuance. The Warrants also contain customary stock-based (but not price-based) anti-dilution protection as well as beneficial ownership limitations preventing Seneca or its affiliates from exercising Warrants if such exercise would result in Seneca or its affiliates from owning in excess of 19.99% of the then outstanding Common Stock.

The terms of the PIPE SPA require the Company to file a registration statement on Form S-3 or other appropriate form (the “Resale Registration Statement”) registering the PIPE Shares, the PFW Shares and the Warrant Shares (collectively, the “Registerable Securities”) for resale no later than 45 days of the closing of the PIPE Offering and to use commercially reasonable best efforts to cause the Resale Registration Statement to be effective within 90 days of the closing of the PIPE Offering. The Company must also use its commercially reasonable efforts to keep the Resale Registration Statement continuously effective (including by filing a post-effective amendment to the Resale Registration Statement or a new registration statement if the Resale Registration Statement expires) for a period of three (3) years after the date of effectiveness of the Resale Registration Statement or for such shorter period as such securities no longer constitute Registrable Securities, subject to certain limitations specified in the PIPE SPA.

The PIPE SPA further provides that the Company shall pay V-Co 3 in the amount equal to $50,000 for the fees and expenses of V-Co 3’s counsel incurred in connection with the PIPE Offering. The PIPE SPA also includes standard representations, warranties, indemnifications, and covenants of the Company and V-Co 3.

The foregoing descriptions of the Pre-Funded Warrant, Series A Warrant, Series B Warrant and the PIPE SPA are not complete and are subject to and qualified in their entirety by reference to the full text of the forms of such documents, which are filed as Exhibits 4.1, 4.2, 4.3, and 10.1 hereto, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of V-Co 3, the offer and sale of the PIPE Shares and the Warrants was made in a private placement transaction exempt for registration in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws.

The PIPE Shares and Warrants have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities & Exchange Commission or an applicable exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Pre-Funded Warrant, dated March 31, 2026 by and between the Company and V-Co 3.
4.2	Series A Common Stock Purchase Warrant, dated March 31, 2026, by and between the Company and V-Co 3.
4.3	Series B Common Stock Purchase Warrant, dated March 31, 2026, by and between the Company and V-Co 3.
10.1	Securities Purchase Agreement, dated March 31, 2026, by and between the Company and V-Co 3.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVOS THERAPEUTICS, INC.

Dated: April 3, 2026	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	Chief Financial Officer